UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 12, 2018

____________________________

PACIFIC GOLD & ROYALTY CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000- 32629	848 N. Rainbow Blvd. #2987 Las Vegas, Nevada 89107	98-0408708
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

416-214-1483

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 – Changes in Registrant’s Certifying Accountant.

On March 8, 2018, Pacific Gold & Royalty Corp. (the “Company”) dismissed Accell Audit and Compliance, P.A. (the “Former Accountant”) and engaged BF Borgers CPA PC (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2015 and the Form 10 dated December 8, 2017 contained a going concern qualification. During the fiscal years ended December 31, 2016 and 2015 and through the interim period ended March 8, 2018, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the fiscal years ended December 31, 2016 and 2015, and through the interim period ended March 8, 2018, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K). The Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses related an inadequate segregation of duties.

Other than as disclosed above, there were no reportable events during the fiscal years ended December 31, 2016 and 2015, and through the interim period ended March 8, 2018.  The Company’s Board of Directors discussed the subject matter of each reportable event with the Former Accountant. The Company authorized the Former Accountant to respond fully and without limitation to all requests of the New Accountant concerning all matters related to the audited period by the Former Accountant, including with respect to the subject matter of each reportable event.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On March 8, 2018, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 – Financial Statement and Exhibits

(d)

Exhibits

16.1

Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold & Royalty Corp.
(Registrant)

Date: March 12, 2018	By:	/s/ Robert Landau
Robert Landau, Chief Executive Officer

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